POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

 Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

 Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.

                                          /s/ROBERT CARSWELL

                                          ROBERT CARSWELL

                                  POWER OF ATTORNEY



       KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or

  both, of Georgia-Pacific Corporation, a Georgia corporation

(the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

  Khoury, and each of them, his or her true and lawful attorney-in-fact and agent

  to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

  333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813,

the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

  Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984,

1993

  and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

  Employees), No. 33-48330 (related to the Georgia-Pacific Corporation

Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ JANE EVANS

                                          JANE EVANS

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ DONALD V. FITES

                                          DONALD V. FITES

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

 Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

 Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.



    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.





                                          /s/ HARVEY C. FRUEHAUF, JR.

                                          HARVEY C. FRUEHAUF, JR.

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of January, 1999.



                                          /s/ RICHARD V. GIORDANO

                                          RICHARD V. GIORDANO

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

 hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

 Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ DAVID R. GOODE

                                          DAVID R. GOODE

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ T. MARSHALL HAHN, JR.

                                          T. MARSHALL HAHN, JR.

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and onfirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ M. DOUGLAS IVESTER

                                          M. DOUGLAS IVESTER

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ FRANCIS JUNGERS

                                          FRANCIS JUNGERS

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.





                                          /s/ LOUIS W. SULLIVAN

                                          LOUIS W. SULLIVAN

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ JAMES B. WILLIAMS

                                          JAMES B. WILLIAMS

                                  POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.



                                          /s/ A.D. CORRELL

                                          A D. CORRELL

                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"),

  hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F.

Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3, Nos. 333-61665 and

333-01785 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statement on Form S-4, No. 333-35813, the

  Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184,

  33-11341, 33-26985, 33-39693, 33-62498, 33-60933 and 333-35793 (related to the

  1978, 1980, 1982, 1984, 1987, 1989, 1991, 1993, 1995 and 1997 Employee Stock

 Purchase Plans), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-

  Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329

  (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union

 Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment

  Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf

  River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific

  Corporation Supplemental Hourly 401(k) Savings Plan), No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan), and No. 333-42597 (related to the

  Georgia-Pacific Corporation 1990 Long-Term Incentive Plan, Georgia-Pacific

  Corporation 1993 Employee Stock Option Plan, Georgia-Pacific Corporation 1994

  Employee Stock Option Plan, Georgia-Pacific Corporation 1995 Shareholder Value

  Incentive Plan, as amended and restated, Georgia-Pacific Corporation/Georgia-

 Pacific Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation/Timber

  Group 1997 Long-Term Incentive Plan, Georgia-Pacific Corporation Savings and

  Capital Growth Plan, Georgia-Pacific Corporation Hourly 401(k) Savings Plan)

  filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for

  the year ended December 31, 1998; and (3) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any state or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of January, 1999.

                                          /s/ JAMES S. BALLOUN

                                          JAMES S. BALLOUN